Exhibit 10.5
                                                                  ------------


                           Overview of Key Employee Compensation Program ("KECP")(1)



---------------------------------------------------------------------------------------------------------------------------------
                                                                          Annual Incentive Plan (2)                     Severance
                                                                         --------------------------------------------------------
                                           Approx.
                                           Positions      Total Base      Threshold       Target Base    Stretch Base   Average
Level       Position                       Eligible       Pay(4)          Base Pay %      Pay %          Pay %          Months
---------------------------------------------------------------------------------------------------------------------------------
I           CEO                                 1          $     750,000           -           100%           125%          -
---------------------------------------------------------------------------------------------------------------------------------
II          CAO                                 1                300,000           -            40%            75%          -
---------------------------------------------------------------------------------------------------------------------------------
III         EVP Stores, CMO, CFO                3                900,000           -            40%            75%          -
---------------------------------------------------------------------------------------------------------------------------------
IV          VP Level II                         3                550,000           -            35%            60%         12
---------------------------------------------------------------------------------------------------------------------------------
V           VP Level I                         12              1,600,000         20%            35%            50%         12
---------------------------------------------------------------------------------------------------------------------------------
VI          Director                           23              2,000,000         10%            20%            35%          6
---------------------------------------------------------------------------------------------------------------------------------
VII         Buyer/Loss Prevention              11                700,000         10%            20%            35%          6
---------------------------------------------------------------------------------------------------------------------------------
VIII        Manager                            29              1,500,000          5%            10%            20%          2
---------------------------------------------------------------------------------------------------------------------------------
            Reserve Grants
---------------------------------------------------------------------------------------------------------------------------------
            Estimated Total                    83          $   8,300,000   $   700,000     $ 2,700,000    $4,200,000
---------------------------------------------------------------------------------------------------------------------------------
            Percent of Total Base Pay                                          8.4%           32.5%          50.6%
---------------------------------------------------------------------------------------------------------------------------------

Continued




---------------------------------------------------------------
                                   Exit Plans (3)
         ------------------------------------------------------

                 Dollars (5)       Cash Payment   Options Per
Level                              Base Pay       Position
---------------------------------------------------------------
I             $   1,500,000             167%     3.250%
---------------------------------------------------------------
II                  600,000             125%     1.375%
---------------------------------------------------------------
III               1,800,000              83%     0.875%
---------------------------------------------------------------
IV                  550,000              50%     0.250%
---------------------------------------------------------------
V                 1,600,000              20%     0.000%
---------------------------------------------------------------
VI                1,000,000              10%     0.000%
---------------------------------------------------------------
VII                 350,000              10%     0.000%
---------------------------------------------------------------
VIII                250,000               5%     0.000%
---------------------------------------------------------------
                                   $500,000(6)   2.000%(7)
---------------------------------------------------------------
              $   7,650,000     $ 3,300,000     10.000%
---------------------------------------------------------------
                      92.2%            40.0%
---------------------------------------------------------------



(1) The compensation plans for the Stores and Collection Center Organizations were developed in the ordinary course by the Company and were described in the Motion for disclosure purposes only and will be implemented without further order of the Bankruptcy Court. Any awards for new positions are not included in the KECP and must be approved by the Compensation Committee of the Board and are incremental to the KECP.

(2) For 2005, the EBITDAIR targets at each of Threshold, Target and Stretch Base Pay amounts are 100%, 170% and 200% of projected 2005 Business Plan EBITDAIR, respectively. These bonuses will be pro-rated once 2005 Business Plan EBITDAIR has been achieved.

(3) Additional award gives a maximum of 1x cash emergence payments and 0.5x stock option emergence grants to each position in Tiers I - III if certain objectives are accomplished that would result in economic recovery to existing common stock of the Company. Any criteria developed must be approved by the Compensation Committee of the Board and the Official Committee of Unsecured Creditors.

(4) Base pay for individual employees is adjusted from time-to-time in the ordinary course by the Company.

(5) For Levels I, II, and III Severance is based on (1) Two times Annual Base Salary, plus (2) Two times the greater of (a) Most recent annual incentive bonus, or (2) Mean of annual incentive bonus for two most recent years. For Level IV Severance is based on: (1) One times Annual Base Salary, plus (2) One times the greater of (a) Most recent annual incentive bonus, or (b) Mean of annual incentive bonus for two most recent years. Other support center associates have approximately $400,000 of severance benefits. In the unlikely event that the Company winds down operations in current Ch. 11 cases prior to December 31, 2006, severance calculations shall be modified to exclude any bonuses paid by the Company in connection with the KECP.

(6) This represents a CEO discretionary fund of $500,000 for emergence awards.

(7) Reserve option grants are subject to approval by the Compensation Committee of the Board.


                               Detail Re: Key Employee Compensation Program


 ------------------------------------------------------------------------------------------------------------

 Plan                       Timing           Purpose            Eligibility         Benefit Levels
-------------------------------------------------------------------------------------------------------------
 ANNUAL INCENTIVE PLAN (1)  Authorized in    Focus                                  Performance
                            First Day Order  participant                            Measurement  Performance
                                             attention on        Eligibility        Period       Measures
                                             financial           --------------------------------------------
                                             turnaround/         Tier                 Annual      EBITDA &
                                             business                I   CEO          Concurrent  functional
                                             improvement.           II   CAO          with        Department
                                                                   III   EVP Stores,  Company's   objectives
                                                                         CMO, CFO     Business
                                                                    IV   VP Level II  Plan
                                                                     V   VP Level I
                                                                    VI   Director
                                                                   VII   Buyer/LP
                                                                   VIII  Manager
-------------------------------------------------------------------------------------------------------------
 RETENTION / STAY PAYMENTS    None             None               None                None         None
-------------------------------------------------------------------------------------------------------------
 INCENTIVE PLAN AT EXIT                                                             Performance
                                                                                    Measurement  Performance
                                                              Eligibility           Period       Measures
-------------------------------------------------------------------------------------------------------------
 |X|  CHAPTER 11        To be filed      Reward key           Tier              Duration         Successful
      EMERGENTS         after            associates for         I   CEO         of court         exit from
      PAYMENTS          Creditors'       successful exit       II   CAO         supervised       bankruptcy
                        Committee is     from Chapter 11      III   EVP Stores, restructuring    reorg.
                        appointed                                   CMO, CFO
                                                               IV   VP Level II
                                                                V   VP Level I
                                                               VI   Director

-------------------------------------------------------------------------------------------------------------
 |X|  CHAPTER 11       To be filed      Reward key         Tier                 Duration          Successful
      EMERGENCE        after            associates for        I     CEO         of court          exit from
      EQUITY GRANTS    Creditors'       successful exit      II     CAO         supervised        bankruptcy
                       Committee        from Chapter 11     III     EVP Stores, restructuring     reorg.
                       is appointed     and create                  CMO, CFO
                                        management           IV     VP Level II
                                        ownership in
                                        reorganized
                                        Company


-------------------------------------------------------------------------------------------------------------


Continued
---------



 ------------------------------------------------------------------------------------------------------------------
                                                                                            Vesting and
 Plan                                                                        Payout Form    Payout Schedule
 ------------------------------------------------------------------------------------------------------------------
 ANNUAL INCENTIVE PLAN (1)                                                       Cash       Vesting Schedule
                                  Performance Levels and                                    December 31
                                  Award Opportunity
                                 -------------------------------------                      Payout Schedule
                                   Tier    Threshold   Target   Stretch                     On or before-
                                    I         -         100%      125%                      March 15
                                    II        -          40%       75%
                                    III       -          40%       75%
                                    IV        -          35%       60%
                                    V        20%         35%       50%
                                    VI       10%         20%       35%
                                    VII      10%         20%       35%
                                    VIII      5%         10%       20%

 ------------------------------------------------------------------------------------------------------------------
 RETENTION / STAY PAYMENTS          None                                           None        None
 ------------------------------------------------------------------------------------------------------------------
 INCENTIVE PLAN AT EXIT
                                  Performance Levels and
                                  Award Opportunity (2)
 ------------------------------------------------------------------------------------------------------------------
 |X|  CHAPTER 11                  Tier    Percent of Base Salary                  Cash    Vesting Schedule
      EMERGENTS                       I         167%                                      50% Upon exit
      PAYMENTS                       II         125%                                      25% Six months
                                    III          83%                                      after exit
                                     IV          50%                                      25% One year
                                      V          20%                                      after exit
                                     VI          10%
                                    VII          10%
                                   VIII           5%
 ------------------------------------------------------------------------------------------------------------------
 |X|  CHAPTER 11                             Percent of New Equity Per           Options  Granted upon exit
      EMERGENCE                    Position  Position                                     Vesting Schedule:
      EQUITY GRANTS                     CEO             3.25%                             50% Upon exit
                                        CAO             1.375%                            25% One year
                                  EVP Stores,           0.875%                            after exit
                                    CMO, CFO                                              25% Two years
                                 VP Level II            0.25%                             after exit
                                     Reserve
                                      Grants            2.00%(3)
                                      ------           ------
                                       Total           10.00%
 ------------------------------------------------------------------------------------------------------------------



(1) For 2005, the EBITDAIR targets at each of Threshold, Target and Stretch Base Pay amounts are 100%, 170% and 200% of projected 2005 Business Plan EBITDAIR, respectively. These bonuses will be pro-rated once 2005 Business Plan EBITDAIR has been achieved.

(2) Additional award gives a maximum of 1x cash emergence payments and 0.5x stock option emergence grants to each position in Tiers I - III if certain objectives are accomplished that would result in economic recovery to existing common stock of the Company. Any criteria developed must be approved by the Compensation Committee of the Board and the Official Committee of Unsecured Creditors.

(3) Reserve option grants are subject to approval by the Compensation Committee of the Board.


-------------------------------------------------------------------------------------------------------------------------

Plan                       Timing             Purpose                                 Benefit Levels
-------------------------- ------------------ ------------------- ------------------- -----------------------------------
                                                                  Eligibility         Performance
                                                                                      Measurement    Performance
                                                                                      Period         Measures
-------------------------------------------------------------------------------------------------------------------------
SEVERANCE PLAN   Authorized in First  Provide protection       Associates terminated    Tier      Position Title
                 Day Order; KECP      to eligible Associates   by the Company without   I         CEO
                 enhanced severance   in the event of job      cause                    II        CAO
                 for Tiers 5 - 7      loss                                              III       EVP Stores, CMO, CFO
                                                               Ineligibility            IV        VP Level II
                                                                                        V         VP Level I
                                                               Associates:              VI        Support Center Director
                                                               (1) Terminated by the    VII       Buyer/Loss Prevention
                                                                   Company with cause   VIII      Support Center Manager
                                                               (2) Who voluntarily      IX        All Other Associates
                                                                   resign
-------------------------------------------------------------------------------------------------------------------------

Levels I - IV receive continuation of medical benefits for up to one year.
-------------------------------------------------------------------------------------------------------------------------


Continued
---------


----------------------------------------------------------------------------------------------------
                                                                       Vesting and
Plan                                                   Payout Form    Payout Schedule
-------------------------------------------- -------------- ----------------------------------------

                       Performance Levels and
                       Award Opportunity
----------------------------------------------------------------------------------------------------
SEVERANCE PLAN         Severance Formula (1)           Lump Sum Cash  Vesting
                       2.0 x Total Cash Compensation                  Upon termination
                       2.0 x Total Cash Compensation                  Payout
                       2.0 x Total Cash Compensation                  Within 30 business
                       1 x Total Cash Compensation                    days of termination
                       1 x Annual Base Salary                         date.
                       1/2 x Annual Base Salary
                       1/2 x Annual Base Salary
                       Based on years of service
                       Based on years of service

----------------------------------------------------------------------------------------------------
                                                       Premium        Duration of severance of
                                                       Reimbursement  period or until receipt
                                                                      benefits upon re-employment
----------------------------------------------------------------------------------------------------









(1) For Level I, II, and III Severance is based on: (1) Two times Annual
Base Salary, plus (2) Two times the greater of (a) Most recent annual incentive payment, or (b) Mean of annual incentive payment for two most recent years. For Level IV Severance is based on: (1) One times Annual Base Salary, plus (2) One times the greater of (a) Most recent annual incentive payment, or (b) Mean of annual incentive payment for two most recent years.

*   No annual incentive payment paid to any incumbents at these level.